UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2018

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2018 the Company held its Annual Meeting of Shareholders.  The Company’s shareholders voted on five proposals: (1) elect the nominated directors of the Company to serve until the next Annual meeting or until the appointment or election and qualification of their successors; (2) approve of the 2018 Omnibus Equity Incentive Compensation Plan; (3) amend the company’s 2008 Omnibus Equity Incentive Compensation Plan to permit a one-time value-for-value option exchange (4) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (5) ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2018.  These matters are more fully described in the Company’s Proxy Statement for the 2018 Annual Meeting.

The certified results of the matters voted on at the 2018 Annual Meeting are as follows:

Proposal 1:	Election of Directors

	For	Abstain	Broker Non-Votes
Geoffrey R. Bailey	6,209,794	20,526	5,123,633
Boyd E. Hoback	4,944,341	15,526	5,123,633
Charles Jobson	6,134,346	1,760	5,123,633
Jason S. Maceda	6,376,061	60,026	5,123,633
Robert J. Stetson	6,092,412	1,733	5,123,633

Proposal 2:	Approve the 2018 Omnibus Equity Incentive Compensation Plan

For	Abstain	Broker Non-Votes
5,001,538	8,834	5,123,633

Proposal 3:	Approve the Amendment to the Company’s 2008 Omnibus Equity Incentive Compensation Plan to permit a one-time value-for-value option exchange

For	Abstain	Broker Non-Votes
4,860,310	17,562	5,123,633

Proposal 4:	Approve, on an advisory basis, the compensation of the Company’s named executive officers

For	Abstain	Broker Non-Votes
4,924,402	35,745	5,123,633

Proposal 5:	Ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2018

For	Abstain
11,460,076	950

Item 8.01	Other Events

On March 12, 2018, the Company filed a Current Report on Form 8-K reporting the Settlement Agreement and on and it is hereby incorporated by reference.  Additionally, on April 13, 2018 the Company filed a Current Report on Form 8-K reporting the Amendment to the Settlement Agreement and on and it is hereby incorporated by reference.  Pursuant to the terms of the Settlement Agreement, as amended, the Company’s Directors elected the Chairman of the Board and Committee Members set forth below.  Biography information is more fully described the Company’s Proxy Statement for the 2018 Annual Meeting.

On March 12, 2018, the Company filed a Current Report on Form 8-K reporting the Settlement Agreement and it is hereby incorporated by reference.

Mr. Geoffrey R. Bailey will serve as Chairman of the Board.

Audit Committee	Compensation Committee
Jason S. Maceda, Chairman	Geoffrey R. Bailey, Chairman
Charles Jobson	Charles Jobson
Robert J. Stetson	Robert J. Stetson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: May 30, 2018
Boyd E. Hoback
President and Chief Executive Officer